EXHIBIT 99.2

                                   PFIZER INC.

                    Summary of the Revolving Credit Facility

This Summary outlines certain terms of the Revolving Credit Facility arranged by J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Banc of America Securities LLC, Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P., in connection with the refinancing and replacing Pfizer Inc.'s 364 Day Credit Agreement, dated as of March 10, 2008, with the lenders party thereto and Citi, as administrative agent (the "Existing 364-day Facility") with a new unsecured revolving credit facility (the "Revolving Credit Facility") of up to $4.0 billion having the terms set forth below. The following is intended to summarize certain basic terms of the Revolving Credit Facility. It is not intended to be a definitive list of all of the terms of, and conditions to, the Revolving Credit Facility. Such terms and conditions are subject to change.

Borrowers:                Pfizer Inc. (the "Company"),  and one or more
                          subsidiaries designated by the Company (the "Borrowing
                          Subsidiaries" and, together with the Company, the "Borrowers")

Guarantors:               Each Borrower's existing and subsequently acquired or
                          organized material (to be defined) domestic subsidiaries, and in the case of any Borrowing
                          Subsidiary, the Company (collectively, the
                          "Guarantors") will guarantee (the "Guarantees") the obligations under the Revolving Credit Facility.

Purpose/Use of Proceeds:  The proceeds of the Revolving Credit Facility will be used for general corporate purposes, including, without limitation, to backstop the Company's commercial paper program and will replace the Existing 364-day Facility.

Joint Lead Arrangers
and Joint Bookrunners:    J.P. Morgan Securities Inc. ("JPM"), Banc of America
                          Securities LLC ("BAS"), Barclays Capital, the investment banking division of Barclays Bank PLC
                          ("BCL"), Citigroup Global Markets Inc. ("CGMI") and
                          Goldman Sachs Credit Partners L.P.("GSCP" and, collectively with JPM, BAS, BCL and CGMI in their capacities as joint lead arrangers and joint bookrunners, the "Joint Lead Arrangers").

Joint Syndication Agents: JPM, BAS, BCL and GSCP.

Administrative Agent:     Citi (in such capacity, the "Administrative Agent").
                          For purposes of this term sheet, "Citi" means CGMI, Citibank, N.A., Citicorp USA, Inc., Citicorp North
                          America, Inc. and/or any affiliate as may be appropriate to consummate the transactions contemplated hereby

Lenders: JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, Citi, GSCP and/or other financial institutions selected by the Joint Lead Arrangers in consultation with the Borrowers (each, a "Lender" and, collectively, the "Lenders").

Amount of Revolving
Credit Facility:          Up  to  $4.0  billion  364-day  unsecured  revolving
                          credit facility (the "Revolving Credit Facility").

Effective Date:           The date on or before March 9, 2009 on which all
                          of the conditions precedent set forth under the heading "Conditions Precedent to Effective Date" have been satisfied (the "Effective Date").

Availability:             Subject to satisfaction of all of the  conditions
                          set forth under the heading "Conditions Precedent to the Effective Date" and the heading "Conditions
                          Precedent to Extensions of Credit", amounts available under the Revolving Credit Facility may be borrowed, repaid and reborrowed on and after the Effective Date until the Maturity Date (as defined below).

Maturity:                 The Revolving Credit Facility will mature, and any
                          outstanding commitments will terminate, 364 days after the Effective Date (the "Maturity Date").

Interest Rate and Fees:   All amounts outstanding under the Revolving Credit
                          Facility will bear interest, at the Borrowers' option, initially as follows:

                                    (i)    at the Base Rate plus the Applicable
                                           Margin; or

                                    (ii)   at the reserve adjusted Eurodollar
                                           Rate plus the Applicable Margin; and

                          As used herein, the term "Base Rate" and "reserve adjusted Eurodollar Rate" will have meanings customary and appropriate for financings of this type; provided that Base Rate shall be defined as the highest of (i) the Administrative Agent's prime rate; (ii) the Federal Funds rate plus 0.50% per annum; and (iii) the one month Eurodollar Rate plus 1.00% per annum, and the basis for calculating accrued interest and the interest periods for loans bearing interest at the reserve adjusted Eurodollar Rate will be customary and appropriate for financings of this type.

                          During the continuation of an event of default interest on the loans and on all other amounts outstanding under the Revolving Credit Facility will accrue at a rate equal to the rate on loans bearing interest at the rate determined by reference to the Base Rate plus an additional 2.00% per annum and will be payable on demand.

                          The Applicable Margin shall equal the percentage designated on Annex A and based upon the Company's Credit Ratings (as defined in Annex A) as in effect from time to time.

                          The Borrowers shall also pay the fees described on Annex A.

Interest Payments:        Quarterly for loans bearing interest with reference
                          to the Base Rate; except as set forth below, on the last day of selected interest periods (which will be one, two or three months) for loans bearing interest with reference to the reserve adjusted Eurodollar
                          Rate; and upon prepayment, in each case payable in arrears and computed on the basis of a 360-day year
                          (365/366 day year with respect to loans bearing interest with reference to the Base Rate).

Funding Protection:       Customary for credit facilities of this type,
                          including breakage costs, gross-up for withholding, compensation for increased costs and compliance with capital adequacy and other regulatory restrictions.

Voluntary Prepayments:    The Revolving Credit Facility may be prepaid in whole
                          or in part without premium or penalty; provided that loans bearing interest with reference to the reserve adjusted Eurodollar Rate will be prepayable only on the last day of the related interest period unless the Borrowers pay any related breakage costs.

Mandatory Prepayment and
Commitment Reductions:    None.

Security:                 The  Revolving  Credit  Facility and each  Guarantee
                          will be unsecured.

Representations and
Warranties:               The Loan Documents (as defined below) for the
                          Revolving Credit Facility will contain such customary and appropriate representations and warranties by the Borrowers (with respect to the Borrowers and their respective subsidiaries) as are usual and customary for financings of this kind, giving due regard to current market conditions, applicable credit ratings and the terms of the Bridge Term Facility (the "Bridge
                          Term Facility") contemplated to be provided to the Company by the Joint Lead Arrangers, with appropriate materiality qualifiers (unless any duplicative materiality qualifiers are set forth below), including, without limitation:

                          1.   Due organization; requisite power and authority;

                          2. Due authorization, execution, delivery and enforceability of the Loan Documents;

                          3.   No conflicts;

                          4.   Governmental consents;

                          5.   No material adverse change;

                          6. Absence of material litigation and investigations (subject to a material adverse effect qualification);

                          7. No defaults under material agreements (subject to a material adverse effect qualification);

                          8.   Investment Company Act and margin stock matters;

                          9.   Solvency;

                          10. Compliance with laws (subject to a material adverse effect qualification);

                          11.  Full disclosure; and

                          12.  Patriot Act and other related matters.

Covenants:                The Loan Documents for the Revolving Credit Facility
                          will contain affirmative and negative covenants applicable to the Borrowers and their respective subsidiaries as are usual and customary for financings of this kind, giving due regard to then current market conditions, applicable credit ratings and the terms of the Bridge Term Facility, including, without limitation:

 - financial covenant:    Maximum total debt to EBITDA ratio based on adjusted
                          EBITDA to be agreed and with levels to be determined.

 - affirmative covenants: the following affirmative covenants:

                          1. Delivery of financial statements and other reports (including the identification of information as suitable for distribution to public lenders or non-public lenders);

                          2.   Maintenance of existence;

                          3.   Payment of taxes and claims;

                          4.   Maintenance of properties;

                          5.   Maintenance of insurance;

                          6.   Maintenance of books and records;

                          7.   Permit inspections;

                          8.   Compliance with laws;

                          9.   Maintenance of corporate level ratings; and

                          10.  Use of proceeds;

                          including, in each case, exceptions and baskets to be mutually agreed upon.

  - negative covenants:   the following negative covenants:

                          1. Limitations with respect to non-Guarantor indebtedness; provided that up to $4.0 billion of non-Guarantor indebtedness ("Permitted Subsidiary Debt") and an additional $2.0 billion of non-Guarantor indebtedness incurred by foreign non-Guarantor subsidiaries will be permitted (together with the Permitted Subsidiary Debt, the "Permissible Debt");

                          2.   Limitations with respect to liens;

                          3.   Limitations on dividends and share repurchases;

                          4. Restrictions on subsidiary distributions and negative pledges;

                          5. Restrictions on investments, mergers and acquisitions; and

                          6.   Restrictions on transactions with affiliates;

                          including, in each case, exceptions and baskets to be mutually agreed upon.

Events of Default:        The Loan Documents for the Revolving Credit Facility
                          will include such events of default (and, as appropriate, grace periods) as are usual and customary for financings of this kind, giving due regard to then current market conditions applicable credit ratings and the terms of the Bridge Term Facility, including, without limitation, failure to make payments when due, defaults under other agreements or instruments of indebtedness, noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments in excess of specified amounts, ERISA, invalidity of guarantees and "change of control" (to be defined in the Loan Documents).

Conditions Precedent
to the Effective Date:    The following conditions precedent:  a) absence of
                          any material adverse change since December 31, 2007,
                          (b) concurrent termination of the Existing 364-day facility, (c) customary definitive loan documents for the Revolving Credit Facility (the "Loan Documents"),
                          (d) delivery of customary financial statements
                          (including pro formas), (e) payment of all costs, fees and expenses, and (f) compliance with customary closing conditions, including delivery of closing documents and opinions, absence of defaults, absence of injunctions and material litigation and the accuracy of representations and warranties.

Conditions Precedent to
Extensions of Credit:     All borrowings under the Revolving Credit Facility
                          will be subject to requirements relating to prior written notice of borrowing, the accuracy of certain representations and warranties (other than in respect of the absence of a material adverse change or material litigation), the absence of any default or potential event of default and will otherwise be customary and appropriate for financings of this type.

Assignments and
Participations:           The Lenders may assign all or, in an amount of not
                          less than $10,000,000, any part of, their respective shares of the Revolving Credit Facility to (i) their respective affiliates or (ii) one or more banks, financial institutions or other entities that are eligible assignees (to be described in the Loan
                          Documents) which, in the case of clause (ii), are reasonably acceptable to the Administrative Agent, each such acceptance not to be unreasonably withheld or delayed, and (except during the existence of an Event of Default) the Borrowers, each such consent not to be unreasonably withheld or delayed. Upon such assignment, such affiliate, bank, financial institution or entity will become a Lender for all purposes under the Loan Documents for the Revolving
                          Credit Facility; provided that assignments made to affiliates and other Lenders will not be subject to the above described consent or minimum assignment amount requirements. A $3,500 processing fee will be required in connection with any such assignment. The
                          Lenders will also have the right to sell participations, subject to customary limitations on voting rights, in their respective shares of the Revolving Credit Facility.

Requisite Lenders:        Lenders holding more than 50% of total commitments or
                          exposure under the Revolving Credit Facility, except that with respect to certain matters relating to the interest rates, commitment amounts, maturity, amortization and the definition of Requisite Lenders, Requisite Lenders will be defined as each Lender affected thereby.

Taxes: The Revolving Credit Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever. Lenders will furnish to the Administrative Agent appropriate certificates or other evidence of exemption from U.S. federal tax withholding.

Indemnity:                The Revolving Credit Facility will provide customary
                          and appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Joint Lead Arrangers, the Administrative Agent and the Lenders.

Governing Law and
Jurisdiction:             The Revolving Credit Facility will provide that the
                          Borrowers, the Administrative Agent and the Lenders will submit to the exclusive jurisdiction and venue of the federal and state courts of the State of New York and will waive any right to trial by jury. New York law will govern the Loan Documents.

Counsel to Joint Lead
Arrangers and
Administrative Agent:     Weil, Gotshal & Manges LLP.

                                     Annex A

                             Interest Rate and Fees

Applicable Margin
-----------------

"Applicable Margin" means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Company's Credit Ratings (as defined below) in effect at the time:


------------------------------------------------------------------------------------------------------------------------------------
                            Level I               Level II              Level III               Level IV               Level V
------------------------------------------------------------------------------------------------------------------------------------
Company's Credit     AA+/Aa1 or higher             AA/Aa2                AA-/Aa3                  A+/A1             A/A2 or lower
Ratings
------------------------------------------------------------------------------------------------------------------------------------
                     Eurodollar   Base       Eurodollar  Base       Eurodollar Base        Eurodollar  Base       Eurodollar  Base
                        Rate      Rate          Rate     Rate          Rate    Rate           Rate     Rate          Rate     Rate
------------------------------------------------------------------------------------------------------------------------------------
Effective Date
until 3-month
anniversary thereof    2.50%      1.50%       2.75%      1.75%       3.00%      2.00%       3.25%       2.25%      3.50%       2.50%
------------------------------------------------------------------------------------------------------------------------------------
3-month
anniversary of
Effective Date
until 6-month          3.00%      2.00%       3.25%      2.25%       3.50%      2.50%       3.75%       2.75%      4.00%       3.00%
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
6-month
anniversary of
Effective Date         3.50%      2.50%       3.75%      2.75%       4.00%      3.00%       4.25%       3.25%      4.50%       3.50%
until 9-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
9-month
anniversary of
Effective Date
until 12-month         4.00%      3.00%       4.25%      3.25%       4.50%      3.50%       4.75%       3.75%      5.00%       4.00%
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
12-month
anniversary of
Effective Date         4.50%      3.50%       4.75%      3.75%       5.00%      4.00%       5.25%       4.25%      5.50%       4.50%
until 15-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
15-month
anniversary of
Effective Date         5.00%      4.00%       5.25%      4.25%       5.50%      4.50%       5.75%       4.75%      6.00%       5.00%
until 18-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------

For purposes of determining the Applicable Margin, the applicable Company's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Company's Credit Rating is more than one Level higher than the other Company's Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Company's Credit Rating. Following repayment in full of the Bridge Term Facility, the Applicable Margin for the Revolving Credit Facility will be the percentage per annum set forth above for the Effective Date under the applicable type of loan opposite the Company's Credit Rating in effect at the time.

"Company's Credit Ratings" means (a) the senior unsecured debt credit rating and commercial paper credit rating of the Company from Moody's and (b) the long term issuer credit rating and the short term issuer credit rating of the Company from S&P.


Fees
----

In addition, the Borrowers shall pay a fee (the "Unused Commitment Fee") quarterly in arrears, for the ratable benefit of each Lender from the Effective Date to the Maturity Date on the aggregate amount of undrawn commitments as set forth below.

------------------------------------------------------------------------------------------------------

                            Level I      Level II       Level III        Level IV         Level V
------------------------------------------------------------------------------------------------------
Company's Credit          AA+/Aa1 or      AA/Aa2         AA-/Aa3           A+/A1        A/A2 or lower
Ratings                     higher
------------------------------------------------------------------------------------------------------
Unused Commitment Fee       0.25%         0.30%          0.375%            0.50%            0.50%
------------------------------------------------------------------------------------------------------

For purposes of determining the Unused Commitment Fee, the applicable Company's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Company's Credit Rating is more than one Level higher than the other Company's Credit Rating, the Unused Commitment Fee shall be the Level below the Level corresponding to such higher Company's Credit Rating.